Commitments and Contingencies	6 Months Ended
Jun. 30, 2025
Commitments And Contingencies
Commitments and Contingencies

8. Commitments and Contingencies

Charter Hire Receivable

The Company has entered into time charters for its vessels. The charter hire is fixed for the duration of the charter. The minimum contracted future charter hire receivable, net of address commissions, not allowing for any unscheduled off-hire, assuming expiry at earliest possible dates and assuming options callable by the Company included in the charters are not exercised, for the 69 vessels as at June 30, 2025 is as follows:

Period ending	Amount
June 30, 2026	$702,330
June 30, 2027	541,622
June 30, 2028	266,032
June 30, 2029	93,711
Thereafter	8,564
Total minimum lease revenue, net of address commissions	$1,612,259